UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2020

SUNWORKS, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-36868	01-0592299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Winding Creek Road, Suite 100 Roseville, CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(916) 409-6900

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	SUNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On June 1, 2020 (the “Dismissal Date”), the Board of Directors (the “Board”) of Sunworks, Inc. (the “Company”) dismissed Liggett & Webb, PA (“L&W”) as the Company’s independent registered public accounting firm, effective as of the Dismissal Date.

The audit reports of L&W on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2019 and December 31, 2018 and during the subsequent interim period from January 1, 2020 through June 1, 2020, (i) there were no disagreements with L&W on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures that, if not resolved to L&W’s satisfaction, would have caused L&W to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided L&W with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Report”) prior to the time this Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that L&W furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A copy of L&W’s letter, dated June 1, 2020, is filed as Exhibit 16.1 to this Report.

(b)	Engagement of New Independent Registered Public Accounting Firm

On June 1, 2020, the Board engaged KMJ Corbin & Company LLP (“KMJ”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

During the Company’s two most recent fiscal years ended December 31, 2019 and December 31, 2018 and during the subsequent interim period from January 1, 2020 through June 1, 2020, neither the Company nor anyone on its behalf consulted KMJ regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KMJ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Number	Description

16.1	Letter from Liggett & Webb, PA dated June 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWORKS, INC.

Date: June 3, 2020	By:	/s / Charles F. Cargile
	Name:	Charles F. Cargile
	Title:	Chief Executive Officer